UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 17, 2010
IXYS Corporation
(Exact name of registrant as specified in charter)

Delaware	000-26124	77-0140882

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1590 Buckeye Drive, Milpitas, California 95035
(Address of principal executive offices) (Zip Code)
(408) 457-9000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
As of February 17, 2010, IXYS Corporation (“IXYS”) and Bank of the West entered into the First Amendment to Credit Agreement, which reduced the minimum Effective Tangible Net Worth under the Credit Agreement dated as of November 13, 2009 to $140,000,000 for the quarter ended March 31, 2010 and, for fiscal quarters thereafter, to $140,000,000 plus 50% of the positive net income earned.
Item 2.01 Completion of Acquisition or Disposition of Assets
On February 18, 2010, pursuant to an Agreement and Plan of Merger dated as of December 5, 2009 (the “Merger Agreement”) by and among IXYS, ZiLOG Inc., a Delaware corporation (“ZiLOG”), and Zanzibar Acquisition Inc., a Delaware corporation and wholly-owned subsidiary of IXYS (“Merger Subsidiary”), Merger Subsidiary was merged with and into ZiLOG, with ZiLOG surviving the Merger as a wholly-owned subsidiary of IXYS (the “Merger”). At the effective time and as a result of the Merger, each share of common stock of ZiLOG issued and outstanding immediately prior to the effective time of the Merger, other than shares held by any ZiLOG stockholders who properly exercised appraisal rights with respect thereto in accordance with Section 262 of the Delaware General Corporation Law and shares owned by ZiLOG as treasury stock or by IXYS or any subsidiary of either ZiLOG or IXYS, was converted into the right to receive $3.5858 in cash, without interest and less any applicable withholding taxes.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01 Other Events
On February 18, 2010, IXYS issued a press release relating to the completion of the acquisition of ZiLOG. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
     (a) Financial Statements of Business Acquired
The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.
     (b) Pro Forma Financial Information
The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.
     (d) Exhibits

2.1	Agreement and Plan of Merger, dated as of December 5, 2009, by and among IXYS Corporation, Zanzibar Acquisition Inc. and ZiLOG, Inc. (incorporated by reference to Exhibit 2.1 to IXYS’ Current Report on Form 8-K filed with the Securities and Exchange Commission on December 7, 2009).

99.1	Press Release, dated February 18, 2010, of IXYS Corporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2010	IXYS CORPORATION
	By:	/s/ Uzi Sasson
		Name:	Uzi Sasson
		Title:	Chief Operating Officer and Chief Financial Officer

EXHIBIT LIST

Exhibit
No.	Description

2.1	Agreement and Plan of Merger, dated as of December 5, 2009, by and among IXYS Corporation, Zanzibar Acquisition Inc. and ZiLOG, Inc. (incorporated by reference to Exhibit 2.1 to IXYS’ Current Report on Form 8-K filed with the Securities and Exchange Commission on December 7, 2009).

99.1	Press Release, dated February 18, 2010, of IXYS Corporation.